                               ================



                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                         Dated as of December 31, 1996

                                 by and among

                               WEEKS CORPORATION

                                      and
                      HAROLD S. LICHTIN, NOEL A. LICHTIN,
                      MARIE A. ROBERTSON, AMY R. EHRMAN,
                    ROLAND G. ROBERTSON AND PERIMETER PARK
                      WEST ASSOCIATES LIMITED PARTNERSHIP



                               ================

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


     THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of December 31, 1996, by and among WEEKS CORPORATION, a Georgia corporation (the "Company"), HAROLD S. LICHTIN, an individual resident of North Carolina, NOEL A. LICHTIN, an individual resident of North Carolina, MARIE A. ROBERTSON, an individual resident of Texas, AMY R. EHRMAN, an individual resident of Texas, ROLAND G. ROBERTSON, an individual resident of Texas, and PERIMETER PARK WEST ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership (Harold S. Lichtin, Noel A. Lichtin, Marie A. Roberston, Amy
R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership are collectively referred to hereafter as the "Lichtin Holders").

     WHEREAS, this Agreement is made pursuant to (i) the Contribution Agreement for Completed Properties by and between Weeks and the Contributors (as therein defined) dated as of even date herewith; (ii) the Contribution Agreement for Development Properties by and between Weeks and the Contributors (as therein defined) dated as of even date herewith; (iii) the Contribution Agreement for the Northern Telecom Properties by and between Weeks and the Contributors (as therein defined) dated as of even date herewith; (iv) the Contribution Agreement for the Perimeter Park West, Metro Center and Perimeter Park Land by and between Weeks and the Contributors (as therein defined) dated as of even date herewith;
(v) the Contribution Agreement for the Regency Forest and Woodlake Land by and between Weeks and the Contributors (as therein defined) dated as of even date herewith, and (vi) the Agreement and Plan of Merger for Lichtin Operating Business by and among Lichtin Properties, Inc., Harold S. Lichtin and Weeks Corporation dated as of even date herewith; (collectively, the documents referred to in clauses (i), (ii), (iii), (iv), (v) and (vi) above are hereafter referred to as the "Contribution Agreements");

     WHEREAS, on the date hereof each of the Lichtin Holders is or will become the owner of Units (as defined below) in Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership") or Shares (as defined below) in the Company, in connection with the transactions described in the Contribution Agreements;

     WHEREAS, in order to induce Weeks to enter into the transactions described in the Contribution Agreements, each of the Lichtin Holders has agreed to the Lichtin Holders Lock-up (as defined below) set forth in Section 2(a) hereof; and

     WHEREAS, in order to induce the Lichtin Holders to enter into the transactions described in the Contribution Agreements, the Company has agreed, with respect to the Shares and Units issued on, prior to, or as of June 30, 1998, to provide the Lichtin Holders with the registration rights set forth in Sections 3, 5 and 6 hereof, as applicable;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1.  Definitions.
         -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of
      ------------
the Company.

     "Company" shall have the meaning set forth in the Preamble and also shall
      -------
include the Company's successors.

     "Contribution Agreements" shall have the meaning set forth in the Preamble.
      -----------------------

     "Control" shall mean the ability, whether by the direct or indirect
      -------
ownership of shares or other equity interests, by contract or otherwise, to select a majority of the directors of a corporation, to select the managing partner of a partnership, to select the manager of a limited liability company or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, each of the general partners that has equal management control and authority, or the designated managing general partner or managing general partners thereof shall be deemed to have control of such partnership. In the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

     "Current Market Price" of each share of Common Stock shall mean (i) the
      --------------------
average of the closing prices of the Common Stock for the five-trading day period immediately preceding the day in question as reported by The Wall Street
                                                                ---------------
Journal under the New York Stock  Exchange Composite Transactions quotation
-------
system (or under any successor quotation system) or, if the Common Stock is no longer traded on the New York Stock Exchange under the quotation system under which such closing prices are reported or, if The Wall Street Journal no longer
                                              -----------------------
reports such closing prices, such closing prices as reported by a newspaper or trade journal selected by the Company or (ii) if no such closing prices are available on such dates, the fair market value as determined in good faith by the Board of Directors of the Company.

     "Demand Prospectus" shall mean the prospectus included in the Demand
      -----------------
Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Demand Registrable Securities covered by the Demand Registration Statement, and in each case including all material incorporated by reference therein.

     "Demand Registration" shall mean a registration required to be effected
      -------------------
pursuant to Section 5 hereof.

     "Demand Registrable Securities" shall mean the Shares held by the Lichtin
      -----------------------------
Holders (and the Shares issuable upon conversion of the Units), excluding (i) Shares that have been disposed of under the Demand Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by the Lichtin Holders if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Demand Registration Expenses" shall mean any and all expenses incurred by
      ----------------------------
the Company in connection with Demand Registrations and Piggyback Registrations, including, without limitation: (i) all SEC, stock exchange and National Association of Securities Dealers, Inc. ("NASD") registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Demand Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Demand Registration Statement, any Demand Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Demand Registrable Securities on any securities exchange or exchanges pursuant to Section 8(j) hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (vi) all other costs and expenses normally associated with the issuance and sale of newly issued public securities other than "Selling Expenses."

     "Demand Registration Request"  shall have the meaning set forth in Section
      ---------------------------
5(a) hereof.

     "Demand Registrations" shall have the meaning set forth in Section 5(a)
      --------------------
hereof.

     "Demand Registration Statement" shall have the meaning set forth in Section
      -----------------------------
8(a) hereof.

     "Dispose of" shall have the meaning set forth in Section 2(a) hereof.
      ----------

     "Entity" shall mean any general partnership, limited partnership,
      ------
corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Lichtin Holders" shall have the meaning set forth in the Preamble.
      ---------------
Lichtin Holder shall mean each Lichtin Holder.

     "Lichtin Holders Lock-up" shall have the meaning set forth in Section 2(a)
      -----------------------
hereof.

     "Lichtin Holders Lock-up Period" shall have the meaning set forth in
      ------------------------------
Section 2(a) hereof.

     "Maximum Number" shall having the meaning set forth in Section 5(e) hereof.
      --------------

     "Operating Partnership" shall have the meaning set forth in the Preamble
      ---------------------
and also shall include the Operating Partnership's successors and assigns.

     "Partnership Agreement" shall mean the Second Amended and Restated
      ---------------------
Agreement of Limited Partnership of the Operating Partnership, as amended.

     "Permitted Private Transfer" shall mean the transfer of Units or Shares
      --------------------------
pursuant to a private placement permitted under Section 4(2) of the Securities Act, or regulations promulgated thereunder, or a transfer which complies with Rule 144 promulgated under the Securities Act.

     "Person" shall mean any individual or Entity.
      ------

     "Piggyback Registration" shall have the meaning set forth in Section 6(a)
      ----------------------
hereof.

     "Piggyback Registration Request" shall have the meaning set forth in
      ------------------------------
Section 6(a) hereof.

     "Registration Expenses" shall have the meaning set forth in Section 9
      ---------------------
hereof.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Selling Expenses" shall mean all underwriting discounts and selling
      ----------------
commissions and transfer taxes applicable to the sale of Demand Registrable Securities or Shelf Registrable Securities, as applicable, and disbursements of underwriters.

     "Shares" shall mean (i) any Common Stock issued to the Lichtin Holders on
      ------
the date hereof, (ii) any Common Stock issued to the Lichtin Holders in private placements subsequent to the date hereof but on or prior to June 30, 1998, and
(iii) any Common Stock issued to the Lichtin Holders upon redemption of those Units which were issued to the Lichtin Holders on, prior to, or as of June 30, 1998.

     "Shelf Prospectus" shall mean the prospectus included in the Shelf
      ----------------
Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Shelf Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

     "Shelf Registration" shall mean a registration required to be effected
      ------------------
pursuant to Section 3 hereof.

     "Shelf Registrable Securities" shall mean the Shares held by the Lichtin
      ----------------------------
Holders, excluding (i) Shares that have been disposed of under the Shelf Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by the Lichtin Holders if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Shelf Registration Expenses" shall mean any and all expenses incident to
      ---------------------------
performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Shelf Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Shelf Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shelf Registrable Securities on any securities exchange or exchanges pursuant to Section 4(l) hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (vi) all other costs and expenses normally associated with the issuance and sale of newly issued public securities other than Selling Expenses.

     "Shelf Registration Notice" shall have the meaning set forth in Section
      -------------------------
4(b) hereof.

     "Shelf Registration Statement" shall mean a registration statement of the
      ----------------------------
Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Shelf Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

     "Units" shall mean (i) the limited partnership interests of the Operating
      -----
Partnership issued to the Lichtin Holders on the date hereof, and (ii) the limited partnership interests of the Operating Partnership issued to the Lichtin

Holders in private placements subsequent to the date hereof but on or prior to June 30, 1998, which such interests in clauses (i) and (ii) are redeemable for Common Stock, or at the Operating Partnership's option, cash.

     2.  Lock-up Agreement.
         -----------------

     (a)  Lock-Up Period for the Lichtin Holders.  Each of the Lichtin Holders
          --------------------------------------
hereby agrees that, except as set forth in Section 2(b) below, (i) with respect to all Units and Shares issued (except for those Units described in clause (ii) below), from the date hereof until the later of (x) one year after the issuance of the last Units to the Lichtin Holders which the Lichtin Holders become entitled to receive with respect to the acquisition by the Operating Partnership of the Development Properties or the Northern Telecom Properties (as described in the applicable Contribution Agreement) or (y) the third anniversary of the date hereof, without the prior written consent of the Company, such Lichtin Holder will not offer, sell, contract to sell, distribute or otherwise dispose of (collectively, "Dispose of"), directly or indirectly, to any Person any such Units or Shares (including Shares issued in exchange for Units) and (ii) with respect to the Units issued in connection the Contribution Agreement for the Perimeter Park West, Metro Center and Perimeter Park Land from the date of the closing of any such contribution until the later of (x) one year following the date of such closing or (y) the expiration of the last lock-up period described in clause (i) above, without the prior written consent of the Company, such Lichtin Holder will not Dispose of directly or indirectly, to any Person any such Units or Shares (including Shares which are issued in exchange for such Units) (collectively, the lock-ups described in clauses (i) and (ii) are referred to as the "Lichtin Holders Lock-up" and the lock-up periods described in clauses (i) and (ii) are referred to as the "Lichtin Holders Lock-up Period")

     (b)  Exceptions.  The following transfers of Shares or Units shall not be
          ----------
subject to the Lichtin Holders Lock-up set forth in Section 2(a):

         (i) subject to applicable restrictions contained in the Partnership Agreement, a Lichtin Holder may Dispose of Shares or Units pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee;

         (ii) subject to applicable exchange restrictions contained in the Partnership Agreement, a Lichtin Holder may exchange its Units for shares of Common Stock; and

         (iii) subject to applicable restrictions contained in the Partnership Agreement, a Lichtin Holder may Dispose of its Units or Shares pursuant to a Permitted Private Transfer;

      provided, however, that in the case of any transfer of Shares or Units
      --------  -------
      pursuant to clauses (i) and (iii), the transferee or transferees shall each be an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

In the event a Lichtin Holder Disposes of Shares or Units pursuant to this
Section 2(b), (i) such Shares or Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee (and any pledgee who acquires Shares or Units upon foreclosure or any transferee thereof) shall be required to execute and deliver a counterpart of this Agreement; and
(ii) if the transferee is an entity in which the transferring Lichtin Holder owns an interest, then the interest of such Lichtin Holder in such transferee shall be subject to the Lichtin Holders Lock-up. Thereafter, such transferee shall be deemed to be a Lichtin Holder for purposes of this Agreement.

     3.  Shelf Registration Under the Securities Act for the Benefit of the
         ------------------------------------------------------------------
         Lichtin Holders.
         ---------------

     (a)  Filing of Shelf Registration Statement.  Subject to Section 3(d), the
          --------------------------------------
Company shall cause to be filed on the first business day following the expiration of the last Lichtin Holders Lock-Up Period that is applicable to Units or Shares which were issued on, prior to, or as of June 30, 1998, or as soon as practicable thereafter, the Shelf Registration Statement providing for the sale by the Lichtin Holders of all of the Shelf Registrable Securities in accordance with the terms hereof and will use its reasonable and diligent efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its reasonable and diligent efforts to keep the Shelf Registration Statement with respect to the Shelf Registrable Securities continuously effective so long as the Lichtin Holders hold Shelf Registrable Securities or Units which are convertible into Shares. Subject to Section 4(b) and Section 4(i), the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Company shall
                                      --------  -------
not be deemed to have used its reasonable and diligent efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Lichtin Holders not being able to sell Shelf Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment (other than one which removes Shelf Registrable Securities from effective registration under the Securities Act) to the Shelf Registration Statement and the SEC has not declared it effective or except as otherwise permitted by the last three sentences of Section 4(b).

     (b)  Expenses.  The Company shall pay all Shelf Registration Expenses in
          --------
connection with the registration pursuant to Section 3(a). Each Lichtin Holder shall pay all Selling Expenses and the fees and disbursements of counsel representing such Lichtin Holder, if any, relating to the sale or disposition of such Shelf Registrable Securities pursuant to the Shelf Registration Statement.

     (c)  Inclusion in Shelf Registration Statement.  If any Lichtin Holder does
          -----------------------------------------
not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, it shall not be entitled to have its Shelf Registrable Securities included in the Shelf Registration Statement.

     (d)  Inability to File or Maintain Shelf Registration Statement.  The
          ----------------------------------------------------------
Company shall be obligated to comply with the provisions of Sections 3 hereof only if the Company is permitted, under the Securities Act and the rules and regulations of the SEC then applicable, to file and maintain the Shelf Registration Statement on a Form S-3 registration statement, or on any other similar form that permits the registration of the Shelf Registration Securities and the incorporation by reference of subsequently filed documents under the Exchange Act. In the event that the Company is unable to comply with the provisions of Section 3 hereof in accordance with the foregoing sentence, the Company shall become obligated to provide the Lichtin Holders with those demand and piggyback registration rights provided for in Sections 5 and 6 hereof.

     4.  Shelf Registration Procedures.
         -----------------------------

     In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by Section 3 hereof, the Company shall:

         (a) prepare and file with the SEC, within the time period set forth in
     Section 3 hereof, the Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Shelf Registrable Securities in accordance with the intended method or methods of distribution by the Lichtin Holders covered thereby and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

         (b) subject to the last three sentences of this Section 4(b) and
     Section 4(i) hereof, (i) prepare and file with the SEC such amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Lichtin Holders covered thereby. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this Section 4(b),
     Section 4(d) or Section 4(i) with respect to the Shelf Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to the Lichtin Holders to the effect that the Lichtin Holders may not make offers or sales under the Shelf Registration Statement for a period not to exceed thirty
     (30) days from the date of such notice; provided, however, that the
                                             --------  -------
     Company may deliver only two such notices within any twelve-month period, and (y) unless and until the Company has received a written notice (a "Shelf Registration Notice") from the Lichtin Holders that they intend to make offers or sales under the Shelf Registration Statement as specified in such Shelf Registration Notice; provided, however, that the Company
                                     --------  -------
     shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Shelf Registration Notice. Once the Lichtin Holders have delivered a Shelf Registration Notice to the Company, each Lichtin Holder covered thereby shall promptly provide to the Company such information as the Company reasonably requests in order to identify the method of distribution in a post-effective amendment to the Shelf Registration Statement or a supplement to the Shelf Prospectus. Such Lichtin Holders also shall notify the Company in writing upon completion of such offer or sale or at such time as such Lichtin Holders no longer intend to make offers or sales under the Shelf Registration Statement;

         (c) after the Lichtin Holders have delivered a Shelf Registration Notice to the Company, furnish each Lichtin Holder covered thereby, without charge, as many copies of each Shelf Prospectus and any amendment or supplement thereto in order to facilitate the public sale or other disposition of the Shelf Registrable Securities; the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by the Lichtin Holders of Shelf Registrable Securities in connection with the offering and sale of the Shelf Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;

         (d) use its reasonable and diligent efforts to register or qualify the Shelf Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the Lichtin Holders shall reasonably request in writing, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by the Lichtin Holders after they have delivered a Shelf Registration Notice to the Company, whichever is shorter; provided, however, that in connection
                                        --------  -------
     therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction where is not otherwise subject to taxation, or (iii) file a general consent to service of process in any such jurisdiction;

         (e) notify the Lichtin Holders promptly and confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shelf Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

         (g) after the Lichtin Holders have delivered a Shelf Registration Notice to the Company, furnish to each Lichtin Holder covered thereby, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (h) cooperate with each selling Lichtin Holder to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Shelf Registrable Securities to be issued for such numbers of shares as each Lichtin Holder may reasonably request at least two business days prior to any sale of Shelf Registrable Securities;

         (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 4(b) or clause (v) of Section 4(e) hereof, use its reasonable and diligent efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Shelf Registrable Securities, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

         (j) after the Lichtin Holders have provided a Shelf Registration Notice to the Company, make available for inspection by each Lichtin Holder covered thereby and any counsel, accountants or other representatives retained by such Lichtin Holder all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Lichtin Holder, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or
                             --------  -------
     information which the Company determines in good faith to be confidential and notifies such Lichtin Holder, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by such Lichtin Holder, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or governmental agency, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

         (k) a reasonable time prior to the filing of any Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to each Lichtin Holder covered thereby after the Lichtin Holders have provided a Shelf Registration Notice to the Company;

         (l) use its reasonable and diligent efforts to cause all Shelf Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

         (m) provide a CUSIP number for all Shelf Registrable Securities, not later than the effective date of a Shelf Registration Statement; and

         (n) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any similar rule as may be adopted by the SEC.

     The Company may require each Lichtin Holder to furnish to the Company in writing such information regarding the proposed distribution by such Lichtin Holder as the Company may from time to time reasonably request in writing.

     In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 3 hereof and this Section 4, each Lichtin Holder covenants and agrees that (i) it will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has provided a Shelf Registration Notice pursuant to Section 4(b) and has received copies of the Shelf Prospectus as then amended or supplemented as contemplated by Section 4(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4(e); (ii) upon receipt of any notice from the Company contemplated by Section 4(b) or Section 4(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 4(e)), such Lichtin Holder shall not offer or sell any Shelf Registrable Securities pursuant to the Shelf Registration Statement until such Lichtin Holder receives copies of the supplemented or amended Shelf Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Lichtin Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Lichtin Holder's possession, of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice;
(iii) all offers and sales by such Lichtin Holder under the Shelf Registration Statement shall be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period, such Lichtin Holder will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i) above; (iv) such Lichtin Holder and any of its beneficial owners, officers, directors or affiliates, if any, will comply with the provisions of Rule 10b-6 and 10b-7 under the Exchange Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; (v) such Lichtin Holder and any of its beneficial owners, officers, directors or affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; and (vi) such Lichtin Holder and any of its beneficial owners, officers, directors or affiliates, if any, will enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) and (v) above.

     5.  Demand Registrations for the Benefit of the Lichtin Holders.
         -----------------------------------------------------------

     (a)  Requests for Demand Registration.  In the event that the Company is
          --------------------------------
not permitted to file the Shelf Registration Statement in accordance with the provisions of Section 3(d) hereof, the Lichtin Holders shall immediately become entitled to the rights of this Section 5. Accordingly, Lichtin Holders of 50% or more of the Demand Registrable Securities, by written request delivered to the Company on or after the first business day following the expiration of the last Lichtin Holders Lock-Up Period that is applicable to Units or Shares which were issued on, prior to, or as of June 30, 1998, may request registration under the Securities Act of all or any portion of the Demand Registrable Securities held by such Lichtin Holders for sale in the manner specified in such request. Each initial request for a registration pursuant to this Section 5 shall specify the number of Demand Registrable Securities requested to be registered and sold by the Lichtin Holders, the method of disposition to be employed and the Current Market Price of the Common Stock as of the date of such request. Within 10 days after receipt of any request for registration under this Section 5(a), the Company shall promptly give written notice to any other Lichtin Holders of Demand Registrable Securities from whom notice has not been received and shall use its commercially reasonable efforts to include in such registration (for sale in accordance with the method of disposition specified in the initial request) all Demand Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the notice from the Company, which written requests shall specify the number of Demand Registrable Securities to be included. Any request for registration pursuant to this Section 5(a) shall be referred to herein as a "Demand Registration Request" and all registrations requested pursuant to this Section 5 are referred to herein as "Demand Registrations."

     (b)  Number of Demand Registrations.  The Company shall be required to
          ------------------------------
effect three (3) Demand Registrations pursuant to this Section 5. Notwithstanding anything to the contrary contained herein, a registration shall count as a Demand Registration only when a registration statement covering all Demand Registrable Securities covered by such Demand Registration Request shall have become effective (except that if, after it has become effective, the offering of Demand Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or action of the SEC not occasioned by the fault of any Lichtin Holder, such registration shall be deemed not to have been effected unless such stop order, injunction or other order or request shall subsequently have been vacated or otherwise removed) and, if such method of disposition is a firm commitment underwritten public offering, all such Demand Registrable Securities shall have been sold pursuant thereto; provided, however, that if a registration statement filed by the Company
--------  -------
pursuant to a Demand Registration Request shall be abandoned or withdrawn at the behest of the Lichtin Holders, then, unless such Lichtin Holders shall, promptly upon receipt of a request by the Company therefor supported by an invoice setting forth the expenses in reasonable detail, reimburse the Company for the Demand Registration Expenses in respect of such registration statement attributable to the Lichtin Holders, the Company shall be deemed to have effected a Demand Registration.

     (c)  Minimum Offering Amount.  The Company shall not be required to
          -----------------------
register Demand Registrable Securities pursuant to this Section 5 unless the aggregate Current Market Price of all Demand Registrable Securities covered by the Demand Registration Request shall be $1,000,000 or more (unless and to the extent the Lichtin Holders shall hold in the aggregate less than $1,000,000 of Demand Registrable Securities, in which case such minimum offering amount shall be equal to the amount of Demand Registrable Securities so held).

     (d)  Selection of Underwriters.  If the method of disposition specified in
          -------------------------
a Demand Registration Request shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the Lichtin Holders, which approval shall not be unreasonably withheld.

     (e)  Priority on Demand Registrations.  The Company shall be entitled to
          --------------------------------
include in any registration statement referred to in this Section 5, for sale in accordance with the method of disposition specified in the Demand Registration Request, shares of Common Stock to be sold by the Company for its own account or by other shareholders of the Company for their account. Nonetheless, whether or not the Company desires to include any such additional shares in a Demand Registration, if such method of disposition is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the maximum number which can be included in such offering without adversely affecting the marketability of the offering (the "Maximum Number"), then the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, Demand Registrable Securities covered by the Demand Registration Request, (ii) second, securities the Company proposes to sell and (iii) third, other securities requested to be included in such registration.

     (f)  Exception.  Anything in this Section 5 to the contrary
          ---------
notwithstanding, the Company shall not be required to file a registration statement in connection with a Demand Registration (i) within six months after the effective date of a Demand Registration or any registration statement of the type referred to in Section 6, provided that, as contemplated by Section 6, the Lichtin Holders shall have been afforded the opportunity to sell Demand Registrable Securities pursuant to such registration statement, and all Demand Registrable Securities requested to be registered shall have been so registered and, if such registration statement shall relate to an underwritten public offering, shall have been included therein to the extent requested by the Lichtin Holders and shall have been sold or (ii) if counsel for the Company, reasonably acceptable to the Lichtin Holders shall deliver an opinion to the Lichtin Holders to the effect that, pursuant to Rule 144 under the Securities Act (including an opinion that the Company has satisfied the necessary informational requirements under Rule 144 as of the date of the opinion) or otherwise, the Lichtin Holders can publicly offer and sell the Demand Registrable Securities as to which registration has been requested in a single transaction without registration under the Securities Act.

     6.  Piggyback Registrations for the Benefit of the Lichtin Holders.
         --------------------------------------------------------------

     (a)  Right to Piggyback.  In the event that the Company is not permitted to
          ------------------
file the Shelf Registration Statement in accordance with the provisions of
Section 3(d) hereof, the Lichtin Holders shall immediately become entitled to the rights of this Section 6. Accordingly, if on or after the first business day following the expiration of the last Lichtin Holders Lock-Up Period that is applicable to Units or Shares which were issued on, prior to, or as of June 30, 1998, the Company at any time proposes to register any of its Common Stock or other securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-8 or another form not available for registering the Demand Registrable Securities for sale to the public) (a "Piggyback Registration"), the Company will promptly (but in any event within 30 days) give written notice to the Lichtin Holders of its intention to effect such registration and a description of any underwriting agreement to be entered into with respect thereto and will include in such registration all Demand Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the receipt of the Company's notice (a "Piggyback Registration Request"); provided, however, that the Company shall
                                      --------  -------
not be required to include Demand Registrable Securities in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock, any Piggyback Registration Request by the Lichtin Holders shall specify that either
(i) such Demand Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration, or (ii) such Demand Registrable

Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances.

     (b)  Priority on Primary Registrations.  If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the Maximum Number, the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, (ii) securities requested to be included in such registration pursuant to the Registration Rights and Lock-Up Agreement dated as of August 24, 1994, by and among Weeks Corporation and the Company Participants Listed on Schedule A thereof and the Other Participants Listed on Schedule B thereof, (iii) third,
(a) Demand Registrable Securities covered by Piggyback Registration Requests,
(b) securities covered by piggyback registration requests pursuant to the Registration Rights and Lock-Up Agreement for Post-June 30, 1998 Units dated as of the date hereof by and among Weeks Corporation and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, (c) securities covered by piggyback registration requests pursuant to the Registration Rights and Lock-Up Agreement dated as of November 1, 1996, by and among Weeks Corporation, NWI Warehouse Group, L.P., Buckley & Company Real Estate, Inc., John W. Nelley, Jr. and Albert
W. Buckley, Jr., and (d) securities covered by piggyback registration requests pursuant to the Registration Rights and Lock-Up Agreement for Post-March 31, 1998 Shares and Units dated as of November 1, 1996, by and among Weeks Corporation, NWI Warehouse Group, L.P. and Buckley & Company Real Estate, Inc., pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration and (iv) fourth, other securities requested to be included in such registration.

     (c)  Priority on Secondary Registrations.  If a Piggyback Registration is
          -----------------------------------
an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such registration and the Demand Registrable Securities covered by Piggyback Registration Requests and any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration; provided,
                                                                       --------
however, that if the holders requesting registration are doing so pursuant to
-------
demand registration rights of such holders, such holders' shares shall take priority over any Demand Registrable Securities and any other securities requested to be included, which shall be included on a pro rata basis.

     7.  Holdback Agreements.
         -------------------

     (a)  Lichtin Holders of Demand Registrable Securities.  Each Lichtin Holder
          ------------------------------------------------
agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that such Lichtin Holder receives a notice from the Company of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Demand Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b)  Company Officers and Directors.  The Company agrees (i) not to effect
          ------------------------------
any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that the Company receives notice of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its commercially reasonable efforts to cause each of the Company's officers and directors who hold Common Stock or any securities convertible into or exercisable for Common Stock, to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     8.  Demand Registration Procedures.  If and whenever the Company is
         ------------------------------
required by the provisions of Section 5 or 6 hereof to use its reasonable efforts to effect the registration of any of the Demand Registrable Securities under the Securities Act, the Company shall use its reasonable and diligent efforts to effect the registration and sale of the Demand Registrable Securities in accordance with the intended method of disposition thereof and will, as expeditiously as possible:

         (a) and in any case within 90 days after receiving a request for a Demand Registration, prepare and file with the SEC a registration statement (the "Demand Registration Statement") with respect to such Demand Registrable Securities and use its reasonable and diligent efforts to cause such Demand Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided). Notwithstanding anything to the contrary contained herein, the filing of such Demand Registration Statement may be delayed for a period not to exceed 60 days if (i) the Company is contemplating a public offering of its securities and, in the judgment of the managing underwriter thereof (or the Company if such offering is not underwritten) such filing would have a material adverse effect on the contemplated offering, (ii) the Company is in possession of material non-public information that it deems advisable not to disclose in a Demand Registration Statement or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction, or (iii) the Company is engaged in any program for the repurchase of Common Stock or other securities of the Company;

         (b) prior to the filing described in paragraph (a) above, furnish to the selling Lichtin Holders copies of the Demand Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the approval of such Lichtin Holders only with respect to any statement in the Demand Registration Statement which relates to such Lichtin Holders;

         (c) notify the selling Lichtin Holders promptly and confirm in writing,
     (i) when the Demand Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Demand Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Demand Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Demand Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Demand Registration Statement is effective as a result of which (A) such Demand Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Demand Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Demand Registration Statement or any part thereof as promptly as possible;

         (e) after the Lichtin Holders have delivered a Demand Registration Request to the Company, furnish to each selling Lichtin Holder, without charge, at least one conformed copy of the Demand Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (f) prepare and file with the SEC such amendments and supplements to such Demand Registration Statement and the Demand Prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Demand Registrable Securities covered by such Demand Registration Statement in accordance with each Lichtin Holder's intended method of disposition set forth in such Demand Registration Statement for such period;

         (g) furnish to each selling Lichtin Holder and to each underwriter such number of copies of the Demand Registration Statement and the Demand Prospectus included therein (including each preliminary prospectus) and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Demand Registrable Securities covered by such Demand Registration Statement;

         (h) use its reasonable and diligent efforts to register or qualify the Demand Registrable Securities covered by such Demand Registration Statement under the securities or blue sky laws of such jurisdictions as the Lichtin Holders or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

         (i) provide a transfer agent and registrar, which may be a single entity, for all Demand Registrable Securities not later than the effective date of the Demand Registration Statement;

         (j) use its reasonable and diligent efforts to cause all Demand Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

         (k) if the offering is underwritten, to furnish, at the request of the Lichtin Holders, on the date that Demand Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Demand Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Demand Registration Statement, the related Demand Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder and that such counsel does not believe that any such Demand Registration Statement, Demand Prospectus, amendment or supplement contains a misstatement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by the Lichtin Holders or their counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Demand Registration Statement or the Demand Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request;

         (l) after the Lichtin Holders have provided a Demand Registration Request to the Company, make available for inspection by each Lichtin Holder and any counsel, accountants or other representatives retained by such Lichtin Holder all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Lichtin Holder, counsel, accountants or representatives in connection with the Demand Registration Statement; provided, however, that such records, documents or information
                --------  -------
     which the Company determines in good faith to be confidential and notifies such Lichtin Holder, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by such Lichtin Holder, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or governmental agency, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement; and

         (m) cooperate with each selling Lichtin Holder to facilitate the timely preparation and delivery of certificates representing Demand Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Demand Registrable Securities to be issued for such numbers of shares as each Lichtin Holder may reasonably request at least two business days prior to any sale of Demand Registrable Securities.

For purposes of paragraphs (a) and (f) of this Section 8, the period of distribution of Demand Registrable Securities in a firm commitment underwritten public offering shall be deemed to be that period during which the underwriters in such offering require in an underwriting agreement in the form customarily used by such underwriters for comparable transactions that the Company keep a registration statement effective to permit each underwriter to complete the distribution of all securities purchased by it, and the period of distribution of Demand Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Demand Registrable Securities covered thereby or nine months after the effective date thereof.

     In connection with each registration hereunder, each selling Lichtin Holder will furnish to the Company in writing such information with respect to itself and the proposed distribution by itself as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information shall be a condition to the rights afforded each Lichtin Holder hereunder. In addition, each selling Lichtin Holder and any of its beneficial owners, officers, directors or affiliates, if any, (i) will comply with the provisions of

Rule 10b-6 and 10b-7 under the Exchange Act as applicable to them in connection with sales of Demand Registrable Securities pursuant to the Demand Registration Statement; (ii) will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Demand Registrable Securities pursuant to the Demand Registration Statement; and (iii) will enter into such written agreements as the Company shall reasonably request to ensure compliance therewith.

     In connection with each registration pursuant to Sections 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided that such
                                                        --------
agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof; provided, further that the time and
                                            --------  -------
place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

     9.  Demand and Piggyback Registration Expenses.  In connection with any
         ------------------------------------------
Demand Registration or Piggyback Registration, the Company shall pay all Demand Registration Expenses and the selling Lichtin Holders shall pay all Selling Expenses applicable to the shares sold by such Lichtin Holders.

     10. Indemnification; Contribution.
         -----------------------------

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless each Lichtin Holder and the beneficial owners, officers and directors and each Person, if any, who controls each Lichtin Holder within the meaning of Section 15 of the Securities Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which each Lichtin Holder, or any beneficial owner, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Demand Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (D) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Demand Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

         (iii) subject to the limitations set forth in Section 10(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 10(a)
--------  -------
shall not apply with respect to any loss, liability, claim, damage or expense that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any Lichtin Holder (i) expressly for use in the Shelf Registration Statement or any amendment thereto, the Shelf Prospectus or any amendment or supplement thereto, the Demand Registration Statement or any amendment thereto, or the Demand Prospectus or any amendment or supplement thereto or (ii) pursuant to any representation, warranty or other statement contained in any of the Contribution Agreements or any admission amendment to the Partnership Agreement.

     (b)  Indemnification by the Lichtin Holders.  Each Lichtin Holder
          --------------------------------------
severally agrees to indemnify and hold harmless the Company, and each of its respective directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement or Demand Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 10(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto, the Shelf Prospectus or any amendment or supplement thereto, the Demand Registration Statement or any amendment thereto, the Demand Prospectus or any amendment or supplement thereto, or any of the Contribution Agreements, in reliance upon and in conformity with written information furnished to the Company by such Lichtin Holder expressly for use therein. In no event, however shall the liability of a Lichtin Holder exceed the cumulative net proceeds received by such Lichtin Holder from any offering made in connection with a Demand Registration Statement or Shelf Registration Statement, as the case may be.

     (c)  Conduct of Indemnification Proceedings.  Each indemnified party shall
          --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 10(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 10(a) or
(b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any
                              --------  -------
such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to separate counsel (which shall be limited to a single law firm), the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this Section 10(c).

     (d)  Contribution.  In order to provide for just and equitable contribution
          ------------
in circumstances in which the indemnity agreement provided for in this Section 10 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Lichtin Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Lichtin Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Lichtin Holders on the other (in such proportion that the selling Lichtin Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), a Lichtin Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Shelf Registrable Securities or the Demand Registrable Securities, as the case may be, of such Lichtin Holder were offered to the public exceeds the amount of any damages which such Lichtin Holder would otherwise have been required to pay by reason of such untrue statement or omission.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), each Person, if any, who controls any Lichtin Holder within the meaning of Section 15 of the Securities Act and beneficial owners, directors and officers of any Lichtin Holder shall have the same rights to contribution as any Lichtin Holder, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement or the Demand Registration Statement, as the case may be, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     (e) In the event any sale pursuant to a Shelf Registration, Demand Registration or Piggyback Registration as an underwritten offering, then the Company agrees to indemnify and hold harmless each underwriter of Shelf Registerable Securities or Demand Registerable Securities to the same extent and on substantially similar terms as the Company's indemnification of the members of the Lichtin Holders as set forth in Section 10(a) above.

     11.  Rule 144 Sales.
          --------------

     (a)  Compliance.  The Company covenants that, so long as it is subject to
          ----------
the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable the selling Lichtin Holders to sell Demand Registrable Securities or Shelf Registrable Securities pursuant to Rule 144 under the Securities Act.

     (b)  Cooperation with the Lichtin Holders.  In connection with any sale,
          ------------------------------------
transfer or other disposition by a Lichtin Holder of any Shelf Registrable Securities or Demand Registrable Securities pursuant to Rule 144 under the

Securities Act, the Company shall cooperate with such Lichtin Holder to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities or Demand Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Shelf Registrable Securities or Demand Registrable Securities to be for such number of shares as such Lichtin Holder may reasonably request at least two business days prior to any sale of Shelf Registrable Securities or Demand Registrable Securities.


     12.  Miscellaneous.
          -------------

     (a)  Amendments and Waivers.  The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Lichtin Holders.

     (b)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery,
(i) if to the Lichtin Holders, at each of the addresses on the attached signature pages or (ii) if to the Company, at 4497 Park Drive, Norcross, Georgia 30093, Attention: A. R. Weeks, Jr.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     (c)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors, assigns and transferees of each of the parties. If any successor, assignee or transferee of any Lichtin Holder shall acquire Shelf Registrable Securities or Demand Registrable Securities, in any manner, whether by operation of law or otherwise, such Shelf Registrable Securities or Demand Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Shelf Registrable Securities or Demand Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     (d)  Third Party Beneficiaries.  There shall be no third party
          -------------------------
beneficiaries or intended beneficiaries of this Agreement

     (e)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (g)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Georgia without giving effect to the conflicts of law provisions thereof.

     (h)  Specific Performance.  The parties hereto acknowledge that there would
          --------------------
be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (i)  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       WEEKS CORPORATION


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       HAROLD S. LICHTIN


                                       ----------------------------------------

                                       Address: 1800 Perimeter Park Drive
                                                Suite 200
                                                Morrisville, NC 27560


                                       NOEL A. LICHTIN


                                       ----------------------------------------

                                        Address: 1800 Perimeter Park Drive
                                                 Suite 200
                                                 Morrisville, NC 27560


                                       MARIE A. ROBERTSON


                                       ----------------------------------------

                                       Address: c/o First Rock, Inc.
                                                1525 The 600 Building
                                                Corpus Christi, Texas 78473

                                       AMY R. EHRMAN


                                       ----------------------------------------

                                        Address: c/o First Rock, Inc.
                                                 1525 The 600 Building
                                                 Corpus Christi, Texas 78473


                                       ROLAND G. ROBERTSON


                                       ----------------------------------------

                                       Address: c/o First Rock, Inc.
                                                1525 The 600 Building
                                                Corpus Christi, Texas 78473


                                       PERIMETER PARK WEST ASSOCIATES
                                       LIMITED PARTNERSHIP, a North Carolina
                                       limited partnership


                                       By:
                                          -------------------------------------
                                          Harold S. Lichtin, General Partner


                                       By:
                                          -------------------------------------
                                          Marie Antoinette Robertson,
                                          General Partner

                                       Address: 1800 Perimeter Park Drive
                                                Suite 200
                                                Morrisville, NC 27560